                                                                    EXHIBIT 99.2

                           SCHERING-PLOUGH CORPORATION
                        STATEMENTS OF CONSOLIDATED INCOME
                        (DOLLARS IN MILLIONS, EXCEPT EPS)

                                            2004                                           2003
                                            ----                                           ----
                                                                                                                        2nd    6
                                                                                                                        Qtr.  Mos.
                  1st     2nd      6    3rd    9    4th          1st    2nd      6     3rd     9       4th              vs     vs
                  Qtr.   Qtr.    Mos.   Qtr.  Mos.  Qtr.  Year   Qtr.   Qtr.    Mos.   Qtr.    Mos.    Qtr.    Year     2nd    6
                   $       $       $     $      $     $     $     $       $       $      $      $        $       $      Qtr.   Mos.
                   -       -       -     -      -     -     -     -       -       -      -      -        -       -      ----   ----
Net Sales        1,963   2,147   4,110                           2,082  2,308   4,389  1,998   6,386   1,948   8,334    (7%)   (6%)


 Cost of Sales     740     790   1,530                             658    784   1,442    652   2,094     739   2,833     1%     6%
                 -----   -----   -----                           -----  -----   -----  -----   -----   -----   -----   ----   ----
Gross Margin     1,223   1,357   2,580                           1,424  1,524   2,947  1,346   4,292   1,209   5,501   (11%)  (12%)

 Total SG&A        914     979   1,893                             843    938   1,780    873   2,653     821   3,474     4%     6%
 Research &
  Development 1/   372     451     824                             322    369     691    382   1,074     395   1,469    22%    19%
 Other, Net         36      43      78                              13     (4)      8     41      49      10      59    N/M    N/M
 Special
  Charges 2/        70      42     112                               -     20      20    350     370     229     599    N/M    N/M
 Equity
  (Income)
  /Loss
  from
  Cholesterol
  Joint
  Venture          (78)    (77)   (154)                             30    (26)      4    (24)    (21)    (33)    (54)   N/M    N/M
                 -----   -----   -----                           -----  -----   -----  -----   -----   -----   -----   ----   ----
(Loss)/Income
 before
 Income Taxes      (91)    (81)   (173)                            216    227     444   (276)    167    (213)    (46)   N/M    N/M

Income Tax
 (Benefit)
 /Expense          (18)    (16)    (35)                             43     45      89    (11)     77     (32)     46    N/M    N/M
                 -----   -----   -----                           -----  -----   -----  -----   -----   -----   -----   ----   ----
Net (Loss)/
 Income            (73)    (65)   (138)                            173    182     355   (265)     90    (181)    (92)   N/M    N/M
                 =====   =====   =====                           =====  =====   =====  =====   =====   =====   =====   =====  ====


Diluted (Loss)
 /Earnings
 per Common
 Share           (0.05)  (0.04)  (0.09)                           0.12   0.12    0.24  (0.18)   0.06   (0.12)  (0.06)   N/M    N/M
                 =====   =====   =====                           =====  =====   =====  =====   =====   =====   =====   =====  ====
Avg. Shares
 Outstanding-
 Diluted         1,471   1,472   1,471                           1,470  1,471   1,471  1,469   1,470   1,470   1,469
Actual Shares
 Outstanding     1,472   1,472   1,472                           1,469  1,469   1,469  1,469   1,469   1,471   1,471

Ratios To
 Net Sales

Net Sales       100.0%  100.0%  100.0%                          100.0% 100.0%  100.0% 100.0%  100.0%  100.0%  100.0%

 Cost of Sales   37.7%   36.8%   37.2%                           31.6%  34.0%   32.9%  32.6%   32.8%   37.9%   34.0%

Gross Margin     62.3%   63.2%   62.8%                           68.4%  66.0%   67.1%  67.4%   67.2%   62.1%   66.0%

 Total SG&A      46.6%   45.6%   46.1%                           40.5%  40.6%   40.6%  43.7%   41.5%   42.1%   41.7%

 Research &
  Development    19.0%   21.0%   20.0%                           15.5%  16.0%   15.8%  19.1%   16.8%   20.3%   17.6%

(Loss)/Income
 Before
 Income Taxes    (4.6%)  (3.8%)  (4.2%)                          10.4%   9.8%   10.1% (13.8%)   2.6%  (11.0%)  (0.6%)

Income Taxes
 (Benefit)/
 Expense         (0.9%)  (0.8%)  (0.8%)                           2.1%   2.0%    2.0%  (0.6%)   1.2%   (1.6%)   0.5%

Net (Loss)/
 Income          (3.7%)  (3.0%)  (3.4%)                           8.3%   7.9%    8.1% (13.3%)   1.4%   (9.3%)  (1.1%)

1/ Research and development in the second quarter 2004 and first six months of 2004 includes an $80 million upfront payment in conjunction with the licensing from Toyama Chemical Company LTD. of garenoxacin, a quinolone antibiotic in development.

2/ Special Charges for the second quarter ended June 30, 2004 included $42 million of employee termination costs. Special charges for the six months ended June 30, 2004 included $86 million of employee termination costs and $26 million of asset impairment charges primarily related to the company's anticipated exit from a small European research-and-development facility. Special Charges for 2003 included $20 million of asset impairment charges related to manufacturing facility assets recorded in the second quarter, the $350 million provision to increase litigation reserves recorded in the third quarter and $179 million of employee termination costs, primarily related to the VERP in the United States, as well as $50 million of asset impairment charges related to certain fixed and intangible assets recorded in the fourth quarter.

Note: The Company noted that it incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the "Equity income from cholesterol joint venture" and are borne by the overall cost structure of Schering-Plough.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                               CONSOLIDATED SALES
                              (Dollars in Millions)

                                         2004                                        2003
                                         ----                                        ----
                                                                                                                     2nd      6
                                                                                                                     Qtr.   Mos.
                   1st    2nd      6    3rd     9    4th          1st     2nd     6     3rd     9     4th             vs     vs
                   Qtr.   Qtr.   Mos.   Qtr.   Mos.  Qtr.  Year   Qtr.    Qtr.    Mos.  Qtr.    Mos.  Qtr.   Year    2nd     6
                    $      $       $      $     $     $      $     $       $      $      $      $      $      $      Qtr.   Mos.
                    -      -       -      -     -     -      -     -       -      -      -      -      -      -      ----   ----
PRESCRIPTION
 PHARM:           1,481  1,644   3,125                            1,646   1,871  3,517  1,585  5,101  1,509  6,611   (12%)  (11%)

 U.S.               411    495     906                              643     757  1,401    549  1,950    426  2,376   (35%)  (35%)

 International    1,070  1,150   2,220                            1,003   1,113  2,116  1,035  3,151  1,083  4,235     3%     5%


CONSUMER HEALTH
 CARE:              312    317     629                              293     266    559    243    802    225  1,026    19%    12%

 OTC:               157    150     306                              157     135    291    149    441    147    588    11%     5%

  OTC Claritin*     117    117     234                              129      97    225    111    336     97    432    22%     4%

  Other OTC          40     32      72                               28      38     66     38    105     50    156   (15%)    8%

 FOOT CARE:          76     89     166                               62      83    145     80    224     68    292     7%    14%

 Sun Care:           79     78     157                               74      48    123     14    137     10    146    60%    28%


Animal Health:      170    186     356                              143     171    313    170    483    214    697     9%    14%

 U.S.                41     36      77                               45      49     94     57    150     68    218   (27%)  (18%)

 International      129    150     279                               98     122    220    113    333    146    479    23%    27%


TOTAL
 CONSOLIDATED:    1,963  2,147   4,110                            2,082   2,308  4,389  1,998  6,386  1,948  8,334     (7%)  (6%)
                  -----  -----   -----                            -----   -----  -----  -----  -----  -----  -----

 U.S.               738    827   1,565                              965   1,047  2,012    836  2,848    712  3,559   (21%)  (22%)

 International    1,225  1,320   2,545                            1,116   1,261  2,378  1,162  3,539  1,236  4,775     5%     7%

* Includes sales of Claritin in Canada.

Notes: Certain prior period amounts have been reclassified to conform to the current year presentation.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
              PRESCRIPTION PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (Dollars in Millions)

                        GLOBAL PRESCRIPTION PHARM                    U.S.                                INTERNATIONAL
                        -------------------------            ------------------------          -------------------------------
                         2004     2003                       2004     2003                      2004         2003
                         2nd      2nd     2nd Qtr.           2nd      2nd    2nd Qtr.            2nd         2nd      2nd Qtr.
                         Qtr.     Qtr.       vs              Qtr.     Qtr.      vs              Qtr.         Qtr.        vs
                          $        $      2nd Qtr.            $        $     2nd Qtr.             $           $       2nd Qtr.
                          -        -      --------            -        -     --------             -           -       --------
PRESCRIPTION PHARM:    1,644    1,871      (12%)             495      757     (35%)            1,150       1,113         3%

Clarinex / Aerius        226      219        3%              126      144     (13%)              100          75        34%

Remicade                 182      126       44%               --       --       --               182         126        44%

Nasonex                  156      175      (11%)              85      115     (26%)               71          60        18%

PEG-Intron               144      247      (42%)              50      146     (66%)               94         101        (7%)

Temodar                  102       87       17%               45       48      (6%)               57          40        44%

Intron A                  89      125      (29%)              33       54     (39%)               56          71       (21%)

Rebetol                   88      196      (55%)              23      102     (78%)               65          94       (31%)

Claritin Rx *             82       90       (9%)              --       --       --                82          90        (9%)

Integrilin                78       92      (15%)              72       87     (17%)                6           5        26%

Subutex                   47       36       31%               --       --       --                47          36        31%

Elocon                    46       41       13%               12       11       5%                34          30        16%

Caelyx                    35       26       34%               --       --       --                35          26        34%

* Includes international sales of Claritin Rx only. Canadian sales of Claritin are now reported in the OTC Claritin line within Consumer Health Care. Prior periods have been reclassified accordingly.

Notes: Global cholesterol franchise sales, which include Zetia and Vytorin, totaled $247 million in the 2004 second quarter compared with sales of $123 million in 2003. U.S. sales of Zetia were $212 million in the 2004 second quarter.

       Certain prior period amounts have been reclassified to conform to the current year presentation.

       All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
          GLOBAL PRESCRIPTION PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (Dollars in Millions)

                                            2004                                           2003
                                            ----                                           ----
                                                                                                                      2nd      6
                                                                                                                      Qtr.    Mos.
                        1st    2nd     6    3rd    9    4th          1st    2nd     6     3rd     9     4th            vs     vs
                       Qtr.    Qtr.  Mos.   Qtr.  Mos.  Qtr.  Year   Qtr.   Qtr.   Mos.   Qtr.   Mos.   Qtr.   Year   2nd      6
                         $      $      $     $     $     $     $      $       $      $      $     $      $       $    Qtr.    Mos.
                         -      -      -     -     -     -     -      -       -      -      -     -      -       -    ----    ----
GLOBAL PRESCRIPTION
 PHARM:               1,481  1,644  3,125                           1,646  1,871  3,517  1,585  5,101  1,509  6,611   (12%)  (11%)

Clarinex / Aerius       130    226    356                             173    219    392    169    561    133    694     3%    (9%)

Remicade                165    182    347                             114    126    240    142    382    159    540    44%    45%

Nasonex                 140    156    296                              79    175    254    114    368    132    500   (11%)   17%

PEG-Intron              148    144    293                             221    247    469    172    641    162    802   (42%)  (38%)

Temodar                  86    102    188                              59     87    146     90    237     87    324    17%    28%

Intron A                 69     89    158                              74    125    199    103    302    107    409   (29%)  (21%)

Rebetol                  99     88    187                             219    196    415    125    540    100    639   (55%)  (55%)

Claritin Rx *            91     82    173                              89     90    179     68    247     81    328    (9%)   (3%)

Integrilin               73     78    151                              89     92    181     79    260     46    306   (15%)  (16%)

Subutex                  44     47     91                              31     36     66     37    103     41    144    31%    37%

Elocon                   38     46     84                              39     41     80     41    121     33    154    13%     6%

Caelyx                   34     35     70                              22     26     49     30     78     32    111    34%    43%

* Includes international sales of Claritin Rx only. Canadian sales of Claritin are now reported in the OTC Claritin line within Consumer Health Care. Prior periods have been reclassified accordingly.

Notes: Global cholesterol franchise sales, which include Zetia and Vytorin, totaled $247 million in the 2004 second quarter and $436 million year-to-date compared with sales of $123 million and $170 million, respectively, in 2003. U.S. sales of Zetia were $212 million in the 2004 second quarter.

       Certain prior period amounts have been reclassified to conform to the current year presentation.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
                 U.S. PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (Dollars in Millions)

                                        2004                                          2003
                                        ----                                          ----
                    1st   2nd    6     3rd    9    4th          1st   2nd    6     3rd     9     4th           2nd Qtr.   6 Mos.
                    Qtr.  Qtr.   Mos.  Qtr.  Mos.   Qtr.  Year  Qtr.  Qtr.  Mos.   Qtr.   Mos.   Qtr.  Year       vs        vs
                      $     $     $      $     $     $      $    $     $     $      $      $     $      $      2nd Qtr.   6 Mos.
                      -     -     -      -     -     -      -    -     -     -      -      -     -      -      --------   ------
TOTAL U.S. PHARM:    411   495    906                            643   757  1,401   549   1,950  426   2,376      (35%)    (35%)

Clarinex / Aerius     69   126    195                            133   144    277   128     405   93     498      (13%)    (30%)

Nasonex               82    85    167                             34   115    149    74     223   78     301      (26%)     12%

PEG-Intron            63    50    113                            126   146    272    85     358   76     434      (66%)    (58%)

Temodar               37    45     82                             26    48     73    47     120   39     159       (6%)     12%

Intron A              18    33     51                             15    54     69    38     107   37     144      (39%)    (27%)

Rebetol               31    23     53                            136   102    238    50     288   18     306      (78%)    (78%)

Integrilin            68    72    139                             84    87    171    73     244   40     284      (17%)    (18%)

Elocon                 7    12     19                             10    11     21    12      33    3      37        5%     (11%)

Notes: U.S. sales of Zetia were $212 million in the 2004 second quarter and $381 million year-to-date.

       All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                           SCHERING-PLOUGH CORPORATION
             INTERNATIONAL PHARMACEUTICAL SALES - KEY PRODUCT SALES
                              (Dollars in Millions)

                                           2004                                            2003
                                           ----                                            ----
                      1st    2nd     6    3rd    9    4th          1st     2nd     6     3rd    9     4th           2nd Qtr.  6 Mos.
                      Qtr.   Qtr.  Mos.   Qtr.  Mos.  Qtr.  Year   Qtr.    Qtr.   Mos.   Qtr.   Mos.   Qtr.  Year       vs       vs
                       $      $      $     $     $      $    $      $       $      $      $     $      $      $     2nd Qtr.  6 Mos.
                       -      -      -     -     -      -    -      -       -      -      -     -      -      -     --------  ------
TOTAL INTERNATIONAL
 PHARM:              1,070  1,150  2,220                           1,003  1,113  2,116  1,035  3,151  1,083  4,235     3%        5%

Clarinex / Aerius       61    100    161                              41     75    116     41    157     40    196    34%       39%

Remicade               165    182    347                             114    126    240    142    382    159    540    44%       45%

Nasonex                 58     71    129                              44     60    105     39    144     55    199    18%       23%

PEG-Intron              85     94    179                              95    101    196     87    283     85    368    (7%)      (9%)

Temodar                 49     57    106                              34     40     73     44    117     48    165    44%       45%

Intron A                51     56    107                              59     71    130     65    195     70    265   (21%)     (18%)

Rebetol                 68     65    133                              83     94    177     75    252     81    333   (31%)     (25%)

Claritin Rx             91     82    173                              89     90    179     68    247     81    328    (9%)      (3%)

Integrilin               5      6     12                               5      5     10      6     16      6     22    26%       18%

Subutex                 44     47     91                              31     36     66     37    103     41    144    31%       37%

Elocon                  31     34     65                              29     30     58     29     88     30    117    16%       12%

Caelyx                  34     35     70                              22     26     49     30     78     32    111    34%       43%


Notes: International cholesterol franchise sales, which include Zetia and Vytorin, totaled $35 million in the 2004 second quarter and $55 million year-to-date.

       Certain prior period amounts have been reclassified to conform to the current year presentation.

      All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

                               MISCELLANEOUS DATA
                              (Dollars in Millions)

                                                 2004                                                   2003
                                                 ----                                                   ----
                         1st     2nd      6    3rd     9    4th            1st    2nd       6      3rd      9      4th
                         Qtr.    Qtr.    Mos.  Qtr.   Mos.  Qtr.   Year    Qtr.    Qtr.    Mos.     Qtr.   Mos.    Qtr.    Year
                          $       $       $     $      $     $      $       $      $        $       $       $       $       $
                          -       -       -     -      -     -      -       -      -        -       -       -       -       -
GEOGRAPHIC SALES

U.S.                      738     827   1,565                               965   1,047   2,012     836   2,848     712   3,559

EUROPE AND CANADA         874     972   1,846                               777     935   1,711     849   2,560     849   3,410

LATIN AMERICA             174     182     356                               171     163     334     184     517     199     716

PACIFIC AREA AND ASIA     177     166     343                               169     163     332     129     461     188     649

CONSOLIDATED SALES      1,963   2,147   4,110                             2,082   2,308   4,389   1,998   6,386   1,948   8,334
                        -----   -----   -----                             -----   -----   -----   -----   -----   -----   -----

                                                    2004                                              2003
                                                    ----                                              ----
                              1st     2nd     6     3rd      9    4th           1st    2nd      6     3rd      9      4th
                              Qtr.    Qtr.   Mos.   Qtr.    Mos.  Qtr.   Year   Qtr.    Qtr.   Mos.    Qtr.   Mos.    Qtr.    Year
                               $       $      $      $       $     $      $      $      $       $      $       $       $       $
                               -       -      -      -       -     -      -      -      -       -      -       -       -       -
CONSOLIDATED SALES
GROWTH RATES:
     As Reported              (6%)    (7%)   (6%)                              (19%)   (19%)  (19%)  (17%)   (18%)   (18%)   (18%)
     Excluding Exchange      (12%)   (10%)  (11%)                              (23%)   (24%)  (24%)  (21%)   (23%)   (24%)   (23%)

OTHER, NET
    Interest Income           $14     $15    $29                                $13     $15    $28     $9     $37     $20     $57
    Interest Expense          (48)    (43)   (91)                               (13)    (12)   (25)   (24)    (49)    (32)    (81)
    FX Gains/(Losses)          (1)     (4)    (4)                                (1)      -     (1)     1      (1)      -      (1)
    Other Income/(Expense)     (1)    (11)   (12)                               (12)      1    (10)   (27)    (36)      2     (34)
                              ---    ----   ----                               ----     ---   ----   ----    ----    ----    ----
Total - Other, Net           ($36)   ($43)  ($78)                              ($13)     $4    ($8)  ($41)   ($49)   ($10)   ($59)

EFFECTIVE TAX RATE            20%     20%    20%                                20%     20%    20%     **      **     15%      **

** In the 2003 third quarter, the company reduced its estimate of the 2003 annual effective tax rate to 15% from 20% on income, excluding the $350 million non-tax deductible provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.


                                     Alex Kelly 908-298-7450

                                    Lisa W. DeBerardine 908-298-7437

                                    Janet M. Barth 908-298-7417